UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

FREMONT MICHIGAN INSURACORP, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-50926 (Commission File Number)	42-1609947 (IRS Employer Identification No.)

933 E. Main St., Fremont, Michigan (Address of principal executive offices)	49412 (Zip Code)

Registrant’s telephone number, including area code: (231) 924-0300

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2005 Fremont Michigan InsuraCorp, Inc. (the “Company”) announced its Results of Operations for the three month and nine month periods ended September 30, 2005. A copy of the Company’s press release announcing and commenting upon its results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont Michigan InsuraCorp, Inc.

Date: November 8, 2005	By:	/s/ Richard E. Dunning
	Name:	Richard E. Dunning
	Title:	President and Chief Executive Officer